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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



                               December 19, 1997
               -----------------------------------------------
               Date of Report (Date of earliest event reported)


                             Javelin Systems, Inc.
             ----------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                      000-21477                52-1945748
----------------------------      ---------------------     --------------------
(State or other jurisdiction           (Commission            (I.R.S. Employer
      of incorporation)                File Number)          Identification No.)


                              1881 Langley Avenue
                               Irvine, CA 92614
                       --------------------------------
              (Address of principal executive offices) (Zip Code)


                                (714) 223-5130
              --------------------------------------------------
             (Registrant's telephone number, including area code)
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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          On December 19, 1997, Javelin Systems, Inc., a Delaware corporation (the "Company"), acquired all of the outstanding capital stock (the "Posnet Stock") of Posnet Computers, Inc., a California corporation ("Posnet"), from Paul R. Amestoy, Greg Kosin, Mark LeMay and Ralph E. Rudzik, Jr. (collectively, the "Selling Shareholders"), pursuant to the terms of a Stock Purchase Agreement, dated December 19, 1997, by and among the Company, Posnet and the Selling Shareholders. See Exhibit 2.1 hereto. The aggregate purchase price for the Posnet Stock consisted of 225,000 shares of the Common Stock of the Company issued and delivered at the closing, with an additional (i) 75,000 shares of the Common Stock of the Company issued but deliverable only upon the satisfaction of certain quarterly milestones for the fiscal year ending December 31, 1998 and
(ii) $500,000 worth of the Common Stock of the Company issuable in each year upon the satisfaction of certain annual milestones for each of the fiscal years ending December 31, 1999 and December 31, 2000. The purchase price was determined based upon negotiations between the parties. The shares of Common Stock of the Company issued and issuable to the Selling Shareholders were and will be newly issued shares of the Company's Common Stock, which were and will be issued pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended.

          Posnet provides point-of-sale system solutions, technical support and service. The Company currently intends to maintain Posnet as a wholly-owned subsidiary of the Company, and intends to continue to use Posnet's plant, equipment and other physical property in the manner in which it was used prior to the closing.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (A)  FINANCIAL STATEMENTS.

               The financial statements required to be filed with respect to the acquisition described above in Item 2 (the "Financial Statements") are not included with this Current Report on Form 8-K. The Financial Statements will be filed within sixty (60) days of the date that this Current Report on Form 8-K is required to be filed.

          (B)  PRO FORMA FINANCIAL INFORMATION.

               The pro forma financial information required to be filed with respect to the acquisition described above in Item 2 (the "Pro Forma Financial Information") is not included with this Current Report on Form 8-K. The Pro Forma Financial Information will be filed within sixty (60) days of the date that this Current Report on Form 8-K is required to be filed.

          (C)  EXHIBITS.

          2.1 Stock Purchase Agreement, dated December 19, 1997, by and among Javelin Systems, Inc., Posnet Computers, Inc., Paul R. Amestoy, Greg Kosin, Mark LeMay and Ralph E. Rudzik, Jr.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        JAVELIN SYSTEMS, INC.


Dated:  December 30, 1997               By: /s/ HORACE M. HERTZ
                                            --------------------------------
                                            Horace M. Hertz
                                            Chief Financial Officer

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                               INDEX TO EXHIBITS
                               -----------------

                                                                        PAGE NO.
                                                                        --------
EXHIBIT 2.1 Stock Purchase Agreement, dated December 19, 1997, by and among Javelin Systems, Inc., Posnet Computers, Inc., Paul
               R. Amestoy, Greg Kosin, Mark LeMay and Ralph E. Rudzik,
               Jr.

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